UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (833) 900-5366

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KDMN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On November 11, 2019, Kadmon Holdings, Inc. (the “Company”) issued a press release announcing positive topline results from the planned interim analysis of ROCKstar (KD025-213), the fully enrolled pivotal trial evaluating KD025 in patients with chronic graft-versus-host disease who have received at least two prior lines of systemic therapy.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report.

The Company hosted a conference call and webcast on November 11, 2019, at 5:00 p.m., Eastern time, to discuss the topline results from the interim analysis of the KD025-213 trial. A replay of the webcast will be archived on the Company’s website. To access the webcast, please visit the Investors section of www.kadmon.com, under “Presentations & Events.”

The information in this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01	Other Events.

As disclosed in Item 7.01, the Company hosted a conference call and webcast on November 11, 2019 to discuss the topline results from the interim analysis of its KD025-213 trial. The presentation slides used by the Company during the conference call and webcast are filed herewith as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 11, 2019, issued by Kadmon Holdings, Inc.
99.2	Presentation slides, dated November 11, 2019, of Kadmon Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: November 12, 2019	/s/ Harlan W. Waksal
Harlan W. Waksal, M.D.
President and Chief Executive Officer